Other Assets	12 Months Ended
Mar. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER ASSETS

NOTE 8 – OTHER ASSETS

Other assets consisted of the following as of March 31, 2019 and 2018:

	As of March 31,
	2019	2018
Prepayments for advertising or marketing	$1,856,390	$-
Prepayment of celebrity endorsement fee	400,980	-
Total	$2,257,370	$-

The Company entered into several agreements with 15 exclusive distributors to provide subsidy of $148,551 (RMB1 million) to each exclusive distributor for advertising and marketing. The prepayments were amortized within the contract periods of 3 years.

In October 2018, the Company paid celebrity endorsement fee of $445,533 (RMB 3 million). The celebrity endorsement contract is for a period of 5 years. For the year ended March 31, 2019, the Company recognized $44,553 in selling and marketing expenses.